Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 UNITED STATES CODE

In connection with the Quarterly Report on Form 10-Q of Thermon Group Holdings, Inc. (the “Company”) for the quarterly period ended June 30, 2011 (the “Report”), I, Rodney Bingham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 12, 2011

By:	/s/ Rodney Bingham
Name:	Rodney Bingham
Title:	President and Chief Executive Officer